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                                                                   Exhibit 10.20

                              AMENDMENT AGREEMENT

     This Amendment Agreement (the "Agreement") is executed and entered into on November 22, 1996 by and among Monitronics International, Inc., a Texas corporation (the "Company"), and the holders (the "Security Holders") of certain obligations and securities of the Company whose names appear on the signature pages to this Agreement.

                                   RECITALS:

     WHEREAS, the Company and certain of the Security Holders are parties to the following agreements (collectively, the "Existing Agreements"): (i) Preferred Stock Subordination Agreement, dated as of May 10, 1996 (the "Preferred Subordination Agreement"), by and among the Company, Capital Resource Lenders II, L.P., a Delaware limited partnership ("CRL II"), Austin Ventures III-A, L.P., a Delaware limited partnership ("Austin III-A"), and Austin Ventures III-B, L.P., a Delaware limited partnership ("Austin III-B" and together with Austin IIIA "Austin Ventures"); (ii) Stock Purchase Agreement, dated as of October 21, 1994, as amended by Amendment to Stock Purchase Agreement, dated November 10, 1994 and Amendment No. 2 to Stock Purchase Agreement, dated May 10, 1996 (as so amended, the "Stock Purchase -Agreement"), by and among the Company and Austin Ventures; (iii) Amended and Restated Shareholders Agreement, dated as of May 10, 1996 (the "Shareholders Agreement"), by and among the Company, Austin Ventures, CRL II, James R. Hull ("Hull") and Robert N. Sherman ("Sherman"); (iv) Amended and Restated Registration Agreement, dated as of May 10, 1996 (the "Registration Agreement"), among the Company, CRL H and Austin Ventures; (v) Amended and Restated Co-Sale Agreement, dated as of May 10, 1996 (the "Hull Co-Sale Agreement"), among the Company, CRL II, Austin Ventures and Hull; (vi) Amended and Restated Co-Sale Agreement, dated May 10, 1996 (the "Sherman Co-Sale Agreement") among the Company, CRL II, Austin Ventures and Sherman; and (vii) Amended and Restated Affiliate Registration Agreement, dated May 10, 1996 (the "Affiliate Registration Agreement"), between the Company and Hull;

     WHEREAS, the Company, CRL II and Austin Ventures have previously entered into a Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996 (the "Original Note Agreement"), pursuant to which the Company issued and sold to CRL II and Austin Ventures (i) 12.0% Senior Subordinated Notes, due June 30, 2003, in the original aggregate principal amount of $7,000,000 and (ii) Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of an aggregate of 319,274 shares of the Company's Class A Common Stock, $.0l par value per share;

     WHEREAS, as a supplement to the Original Note Agreement, the Company desires to enter into a new Senior Subordinated Note and Warrant Purchase Agreement dated as of the date hereof (the "New Note and Warrant Agreement") with CRL II and Austin Ventures, pursuant to which the Company will issue and sell (i) an additional 12.0% Senior Subordinated Note, due June 30, 2003, in the original aggregate principal amount of $3,000,000 (the "Additional Note") to CRL II and (ii) additional Common Stock Purchase Warrants (the "Additional Warrants") to CRL II and Austin Ventures for the purchase of 147,927 shares (the "Additional Warrant Shares") of the company's Class A Common Stock, $.01 par value per share;

     WHEREAS, the Company desires to enter into a Second Amendment, dated the date hereof (the "Second Amendment"), to that certain Revolving Credit and Term Loan Agreement, dated

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                                       2

May 10, 1996, as amended by First Amendment to Revolving Credit and Term Loan Agreement dated as of July 26, 1996, with State Street Bank and Trust Company, Heller Financial, Inc. and The Provident Bank (the "Loan Agreement"); and

     WHEREAS, as a result of the transactions contemplated by the New Note and Warrant Agreement, the parties hereto desire to amend the Existing Agreements.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

     1.   Amendments to Existing Agreements.

          (a) All references to the term "Notes" in the Preferred Subordination Agreement and the Stock Purchase Agreement shall be deemed to include the "Additional Note" (as such term is defined herein).

          (b) All references to the term "Warrants" in the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall be deemed to include the "Additional Warrants" (as such term is defined herein).

          (c) All references to the term "Mezzanine Warrants" in the Stock Purchase Agreement shall be deemed to include the "Additional Warrants" (as such term is defined herein).

          (d) All references to the term "Warrant Shares" in the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall be deemed to include the "Additional Warrant Shares" (as such term is defined herein).

          (e) All references to the term "Mezzanine Warrant Shares" in the Stock Purchase Agreement shall be deemed to include the "Additional Warrant Shares" (as such term is defined herein).

          (f) All references to the term "Note Agreement" in the Stock Purchase Agreement, the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall, as applicable, be deemed to include the "New Note and Warrant Agreement" (as such term is defined herein).

          (g) All references to the term "Purchase Agreement" in the Preferred Subordination Agreement shall, as applicable, be deemed to include the "New Note and Warrant Agreement" (as such term is defined herein).

          (h) All references to the term "Purchase Agreement" in the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall be deemed to mean and include the Stock Purchase Agreement as amended by and through the date hereof (as such term is defined herein).

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                                       3

     2. Acknowledgement. Austin Ventures hereby acknowledges that the New Note and Warrant Agreement is a supplement to the Original Note Agreement and that, in accordance with the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), there will be no adjustment to the Series A Conversion Price (as such term is defined in the Articles of Incorporation) pursuant to paragraph 5D(iv) of the Articles of Incorporation as a result of the issuance by the Company of the Additional Warrants and the Additional Warrant Shares.

     3. Miscellaneous.

          (a) Effect. Except as amended hereby, the Existing Agreements shall remain in full force and effect.

          (b) Descriptive Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (c) Governing Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

          (d) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                       4

     IN WITNESS WHEREOF, this Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                       COMPANY:

                                       MONITRONICS INTERNATIONAL, INC.


                                       By: /s/ James R. Hull
                                           -------------------------------------
                                           James R. Hull
                                           President


                                       SECURITY HOLDERS:

                                       AUSTIN VENTURES III-A, L.P.


                                       By: AV Partners III, L.P.,
                                       Its General Partner


                                       By:
                                           -------------------------------------
                                           Blaine F. Wesner,
                                           Authorized Signatory


                                       AUSTIN VENTURES III-B, L.P.


                                       By: AV Partners III, L.P.,
                                       Its General Partner


                                       By:
                                           -------------------------------------
                                           Blaine F. Wesner,
                                           Authorized Signatory


                                       CAPITAL RESOURCE LENDERS II, L.P.


                                       By: Capital Resource Partners II, L.P.
                                       Its General Partner


                                       By:
                                           -------------------------------------
                                           General Partner

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                                       4

     IN WITNESS WHEREOF, this Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                       COMPANY:

                                       MONITRONICS INTERNATIONAL, INC.


                                       By:
                                           -------------------------------------
                                           James R. Hull
                                           President


                                       SECURITY HOLDERS:

                                       AUSTIN VENTURES III-A, L.P.


                                       By: AV Partners III, L.P.,
                                       Its General Partner


                                       By: /s/ Blaine F. Wesner
                                           -------------------------------------
                                           Blaine F. Wesner,
                                           Authorized Signatory


                                       AUSTIN VENTURES III-B, L.P.


                                       By: AV Partners III, L.P.,
                                       Its General Partner


                                       By: /s/ Blaine F. Wesner
                                           -------------------------------------
                                           Blaine F. Wesner,
                                           Authorized Signatory


                                       CAPITAL RESOURCE LENDERS II, L.P.


                                       By: Capital Resource Partners II, L.P.
                                       Its General Partner


                                       By:
                                           -------------------------------------
                                           General Partner

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                                        4

     IN WITNESS WHEREOF, this Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                       COMPANY:

                                       MONITRONICS INTERNATIONAL, INC.


                                       By:
                                           -------------------------------------
                                           James R. Hull
                                           President


                                       SECURITY HOLDERS:

                                       AUSTIN VENTURES III-A, L.P.


                                       By: AV Partners III, L.P.,
                                       Its General Partner


                                       By:
                                           -------------------------------------
                                           Blaine F. Wesner,
                                           Authorized Signatory


                                       AUSTIN VENTURES III-B, L.P.


                                       By: AV Partners III, L.P.,
                                       Its General Partner


                                       By:
                                           -------------------------------------
                                           Blaine F. Wesner,
                                           Authorized Signatory


                                       CAPITAL RESOURCE LENDERS II, L.P.


                                       By: Capital Resource Partners II, L.P.
                                       Its General Partner


                                       By: /s/ illegible signature
                                           -------------------------------------
                                           General Partner

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                                       4


                                           /s/ James R. Hull
                                           -------------------------------------
                                           James R. Hull


                                           /s/ Robert N. Sherman
                                           -------------------------------------
                                           Robert N. Sherman